Exhibit 10.2

AMENDMENT NO.2 TO LINE OF CREDIT

AMENDMENT NO.2 (this “Amendment”) dated as of March 31, 2010 to REVOLVING LINE OF CREDIT (as amended, modified or supplemented prior to the date hereof, the “Line of Credit”) dated as of August 27, 2008, among ENVERSA COMPANIES LLC (the “Borrower”) and INTERNET UNIVERSITY, INC. (the “Lender”). All capitalized terms used but not defined herein shall have the same meanings herein as in the Line of Credit.

WHEREAS, the parties to the Line of Credit desire to amend the Line of Credit in order to, among other things, extend the maturity date of the Line of Credit and provide a schedule for payments thereunder all on the terms and subject to the conditions set forth herein.

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Line of Credit as set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Comerworld Corporation (the “Parent”) and the Lender, intending to be legally bound, hereby agree as follows:

The parties hereto agree that the following Schedule A to the Line of Credit shall be removed in its entirety and replaced with Schedule A as attached hereto. Interest payments and all other terms remain as stated in the original agreement.

BORROWER:

ENVERSA COMPANIES, LLC

/s/ Scott N. Beck
Name: Scott N. Beck
Title: Chief Executive Officer

PARENT:

CORNERWORLD CORPORATION

/s/ Scott N. Beck
Name: Scott N. Beck
Title: Chief Executive Officer

LENDER:

INTERNET UNIVERSITY, INC.

/s/ Marc Blumberg
Name: Marc Blumberg
Title: Senior Vice President

Schedule A to Line of Credit:

Scheduled Payment Date	Amount

April 15, 2009	$15,000

May 1, 2009	$15,000

June 1, 2009	$15,000

July 1, 2009	$15,000

August 1, 2009	$15,000

September 1, 2009	$15,000

October 1, 2009	$15,000

November 1, 2009	$30,000

March 31, 2010	$25,000

April 30, 2010	$25,000

May 31, 2010	$25,000

June 30, 2010	$25,000

July 31, 2010	$25,000

August 31, 2010	$25,000

September 30, 2010	$25,000

October 31, 2010	$25,000

November 30, 2010	$25,000

December 31, 2010	$40,000